Exhibit 10.8

COLLATERAL AGENT AGREEMENT

COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of July 21, 2008, among Collateral Agents, LLC, a New York Liability Company (the "Collateral Agent"), and the parties identified on Schedule A hereto (each, individually, a "Investor" and collectively, the "Investors"), who hold or will acquire promissory Notes (the "Notes") issued or to be issued by China Networks Media, Ltd. ("Networks"), a British Virgin Islands company, on the dates set forth on Schedule A hereto and at or about the date of this Agreement, MediaInv, Ltd., and Kerry Propper (each a "Pledgor" and collectively, "Pledgors").

WHEREAS, the Investors have made, are making and will be making loans to Networks to be secured by certain collateral pledged by Pledgors; and

WHEREAS, it is desirable to provide for the orderly administration of such collateral by requiring each Investor to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such collateral, all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, it is desirable to allocate the enforcement of certain rights of the Investors under the Notes for the orderly administration thereof.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1. Collateral.

(a) Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Investors, (i) a Pledge Agreement is being executed among Pledgors (the "Pledge Agreement"), regarding the grant of a security interest in the Pledged Collateral and Pledged Stock (such assets are referred to herein and in the Pledge Agreement as the "Collateral") to the Investors, and (ii) Networks is issuing the Notes (the "Notes") to the Investors pursuant to a Purchase Agreement dated at or about the date hereof (the "Purchase Agreement"). Collectively, the Pledge Agreement, the Notes and Purchase Agreement and other agreements referred to therein are referred to herein as "Borrower Documents". All defined terms not otherwise defined herein shall have the meanings attributed to them in the Pledge Agreement.

(b) The Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Investors in accordance with this Agreement and the Borrower Documents. No reference to the Borrower Documents or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

(c) The Collateral Agent is to distribute in accordance with the Borrower Documents any proceeds received from the Collateral which are distributable to the Investors in proportion to their respective interests in the Obligations as defined in the Pledge Agreement.

2. Appointment of the Collateral Agent.

The Investors hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the holding of any Collateral on behalf of the Investors, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Borrower Documents), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations, the making of any demand relating to the Collateral under the Borrower Documents, the exercise of any remedies given to the Collateral Agent pursuant to the Borrower Documents and the exercise of any authority pursuant to the appointment of the Collateral Agent on behalf of the Investors as an attorney-in-fact pursuant to the Pledge Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Pledge Agreement. Upon disposition of the Collateral in accordance with the Borrower Documents, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with the Pledge Agreement. Networks and Investors must notify Collateral Agent in writing of the issuance of Notes to Investors by Networks. The Collateral Agent will not be required to act hereunder in connection with Notes the issuance of which was not disclosed in writing to the Collateral Agent nor will the Collateral Agent be required to act on behalf of any assignee of Notes without the written consent of Collateral Agent.

3. Action by the Majority in Interest.

(a) Certain Actions. Each of the Investors covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Borrower Documents):

(i) Acceleration. If an Event of Default occurs, after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Investors, instruct the Collateral Agent to provide to Networks and/or Pledgors notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

(ii) Enforcement. Upon the occurrence of any Event of Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all the Investors, their rights and remedies under the Borrower Documents against Networks and/or Pledgors, and such other rights and remedies as are provided by law or equity; and

(iii) Waiver of Past Defaults. A Majority in Interest may instruct the Collateral Agent to waive any Event of Default by written notice to Networks and/or Pledgors, and the other Investors, but not waive damages accrued or accruing until the effective date of such waiver.

(b) Permitted Subordination and Release. A Majority in Interest may instruct the Collateral Agent to agree to release in whole or in part or to subordinate any Collateral to any claim or other actual or proposed security interest and may enter into any agreement with Networks and/or Pledgors to evidence such subordination; provided, however, that subsequent to any such release or subordination, each Note shall remain pari passu with the other Notes held by the Investors.

(c) Further Actions. A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Investors.

(d) Majority in Interest. For so long as any obligations remain outstanding on the Notes, Majority in Interest for the purposes of this Agreement and the Borrower Documents shall mean Investors who hold not less than fifty-one percent (51%) of the outstanding principal amount of the Notes.

4. Power of Attorney.

(a) To effectuate the terms and provisions hereof, the Investors hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

(b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

(c) This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

5. Expenses of the Collateral Agent. The Investors shall pay any and all reasonable costs and expenses incurred by the Collateral Agent, including, without limitation, reasonable costs and expenses relating to all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties' rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Notes.

6. Reliance on Documents and Experts. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or

persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

7. Duties of the Collateral Agent; Standard of Care.

(a) The Collateral Agent's only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

(b) The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

(c) Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

(d) Collateral Agent may generally engage in any kind of business with the Networks, the Investors or any subsidiary, representative, agent or affiliate thereof as if it had not entered into this Agreement. Collateral Agent and its affiliates and their officers, directors, employees, and agents (including legal counsel) may now or hereafter be engaged in one or more other transactions with either Networks, a Investor or Pledgor or act as trustee, agent or representative of either Networks, a Investor, or Pledgor (collectively, the "Other Activities") not the subject of the Borrower Documents. Without limiting the forgoing, Collateral Agent and its affiliates and their officers, directors, employees, and agents (including legal counsel) shall not be responsible to account to Networks, the Investors or Pledgor for such other activities.

8. Resignation. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within five (5) days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Investors are unable so to agree upon a successor within such time period, and notify the Collateral Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Investors. The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder. The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

9. Exculpation. The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or

other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person's own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

10. Indemnification. The Investors hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

11. Miscellaneous.

(a) Rights and Remedies Not Waived. No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

(b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws that would result in the application of the substantive laws of another jurisdiction.

(c) Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

(i) In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Investors or any Investor, then each Investor, to the fullest extent it may legally do so, (A) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (B) **WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH INVESTOR AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.**

(ii) Each Investor irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Each Investor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

(d) Admissibility of this Agreement. Each of the Investors agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

(e) Address for Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by a reputable overnight courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours), or the first business day following such delivery (if delivered other than on a business day during normal business hours), (ii) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (iii) on the fifth business day following the date of mailing pursuant to subpart (b) above, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

In the case of the Collateral Agent, to:

Collateral Agents, LLC
111 West 57th Street, Suite 1416
New York, NY 10019
Attn: General Counsel
Fax: (212) 245-9101

In the case of the Investors, to:

To the address and telecopier number set forth on Schedule A hereto.

In the case of Networks and Pledgor, to:

China Networks Media, Ltd.
Suite A-16E, Oriental Kenzo, No. 48, Dongzhimenwai Avenue,
Dongcheng District, Beijing, China
Attention: Li Shuangqing
Facsimile No.: (86)-010-84477246
Telephone No.: (86)-010-84549851

With a copy by fax only to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attn: Mitchell S. Nussbaum, Esq.
Fax: 212-407-4990

If to Networks, Pledgors, Investor or Collateral Agent,
with a copy by telecopier only to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: (212) 697-3575

(f) Amendments and Modification; Additional Investor. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent and receiving a signed acknowledgement from the Collateral Agent.

(g) Fee. In addition to any other fees and expenses required to be paid to the Collateral Agent in this Agreement, the Collateral Agent will be paid a fee of $7,500 at the Closing of the Purchase Agreement by Networks. Further, in addition to the foregoing, upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $10,000 on account, to apply against an hourly fee of $500 to be paid to the Collateral Agent by the Lenders for services rendered pursuant to this Agreement. All payments due to the Collateral Agent under this Agreement including reimbursements must be paid when billed. The Collateral Agent may refuse to act on behalf of or make a distribution to any Investor who is not current in payments to the Collateral Agent. Payments required pursuant to this Agreement shall be pari passu to the Investors' interests in the Notes. The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent's possession. **Networks and Pledgors agree to promptly reimburse Investors for all payments made by Investor to Collateral Agent hereunder. Failure to promptly reimburse Investors is an Event of default under the Notes.**

(h) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(i) Successors and Assigns. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

(j) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(k) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(l) Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

(m) Schedules. The Collateral Agent is authorized to annex hereto any schedules referred to herein.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be duly executed as of the date first written above.

CHINA NETWORKS MEDIA, LTD.

By: ______________________
Name: Li Shuangqing
Title: CEO and Co-Chairman

"Pledgor"
MEDIAINV, LTD.

____

"Pledgor"
KERRY PROPPER

____

NY720071.2
000000-33333

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be duly executed as of the date first written above.

CHINA NETWORKS MEDIA, LTD.

By: ______________________________
Name: Li Shuangqing
Title: CEO and Co-Chairman

"Pledgor"
MEDIAINV, LTD.

____

"Pledgor"
KERRY PROPPER

____

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be duly executed as of the date first written above.

CHINA NETWORKS MEDIA, LTD.

By: ______________________________
Name: Li Shuangqing
Title: CEO and Co-Chairman

"Pledgor"
MEDIAINV, LTD.

____

"Pledgor"
KERRY PROPPER

____

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

SOUTH FERRY #2 LP
[Print Name of Investor]

[signature]
[Signature]

Name: Morris Wolfson
Title: Portfolio Manager

Amount Invested: $5,050,000

Note Principal: $5,048,232.50

Class A Preferred Shares: 176,750

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.:**(212) 363-8459**
Email: **loria1@012.net.il**
Taxpayer ID# (if applicable): **13-360-4443**

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

AARON WOLFSON
[Print Name of Investor]

Amount Invested: $500,000

____
[Signature]

Note Principal: $499,825

Name: Aaron Wolfson
Title: ______________________

Class A Preferred Shares: 17,500

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.: **(212) 363-8459**
Taxpayer ID# (if applicable): **108-44-0406**

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

ELIEZER LEVITIN
[Print Name of Investor]

Amount Invested: $350,000

____
[Signature]

Note Principal: $349,877.50

Name: Eliezer Levitin
Title:______________________

Class A Preferred Shares: 12,250

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.: **(212) 363-8459**
Taxpayer ID# (if applicable): **090-60-6430**

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

GLOBIS CAPITAL PARTNERS, L.P.
[Print Name of Investor]

Amount Invested: $1,500,000

[Signature]

Note Principal: $1,499,475

Class A Preferred Shares: 52,500

Name: Paul Packer
Title: Managing Member

Address:
60 Broad Street
New York, NY 10004
Fax No.: (212) 847-4433
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

GLOBIS OVERSEAS FUND LTD.
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Name: Paul Packer

Class A Preferred Shares: 8,750

Title: Globis Overseas Fund, Ltd., by GLobis Capital Management, LP, by Globis Capital Advisors, LLC, by Paul Packer, Managing Member

Address:
60 Broad Street
New York, NY 10004
Fax No.: (212) 847-4433
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

GLOBIS INTERNATIONAL INVESTMENTS LLC
[Print Name of Investor]

Amount Invested: $500,000

[Signature]

Note Principal: $499,825

Name: Paul Packer
Title: Managing Member

Class A Preferred Shares: 17,500

Address:
60 Broad Street
New York, NY 10004
Fax No.: **(212) 847-4433**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

ATLAS MASTER FUND, LTD.
[Print Name of Investor]

Amount Invested: $3,000,000

[signature]
[Signature]

Note Principal: $2,998,950

Name: Scott Schroeder
Title: Director

Class A Preferred Shares: 105,000

Address:
c/o Balyasny Asset Management LP
135 East 57th Street, 27th Floor
New York, NY 10022
Fax No.: **(212) 801-2301**
Email: **pbrinberg@bamfunds.com** ; KJohnson@bamfunds.com
Taxpayer ID# (if applicable): **98-0415353**

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

BDS CAPITAL FUND I, LLC
[Print Name of Investor]

[signature]
[Signature]

Name: Brian Rubenstein
Title: Managing Director

Amount Invested: $1,250,000

Note Principal: $1,249,562.50

Class A Preferred Shares: 43,750

Address:
80 Cuttermill Road
Great Neck, New York 11201
Email: **brian@bdscapital.com**
Taxpayer ID# (if applicable): 38-3720632

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

PLATINUM PARTNERS VALUE ARBITRAGE FUND, L.P.
[Print Name of Investor]

____
[Signature]

Name: David Levy
Title:______________________

Amount Invested: $5,000,000

Note Principal: $4,998,250

Class A Preferred Shares: 175,000

Address:
c/o CIBC Bank and Trust Company (Cayman) Limited
11 Dr. Roy's Drive, George Town
Grand Cayman, Cayman Islands
Fax No.: **(212) 582-2424**
Email: **mnordlicht@platinumlp.com**
Taxpayer ID# (if applicable): **14-1861954**

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

NICOLE KUBIN
[Print Name of Investor]

[Signature]

Name: NICOLE KUBIN
Title:

Amount Invested: $250,000

Note Principal: $2 9,912.50

Class A Preferred Shares: 8,750

Address:
1155 Park Avenue,
New York, NY 10128
Fax No.: **(212) 931-5206**
Taxpayer ID# (if applicable): **078-38-4185**

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

ALPHA CAPITAL ANSTALT
[Print Name of Investor]

Amount Invested: $1,000,000

[signature]
[Signature]

Note Principal: $999,650

Name: Konrad Ackerman
Title: Director

Class A Preferred Shares: 35,000

Address:
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax No.: 011-42-32323196
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

AME CAPITAL GROUP
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Name:Avi Schron
Title:__manging member_______

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **200-151-545**

**OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT**

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

CAMELM COMPANY
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Name:Avi Schron
Title:_____Managing Member_______

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **133-928-384**

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

JLF PARTNERS I, LP
[Print Name of Investor]

Amount Invested: $1,150,000

____
[Signature]

Note Principal: $1,149,598

Name: Hien Tran

Title: CFO

Class A Preferred Shares: 40,250

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043496

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

JLF PARTNERS II, LP
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,913

Name: ______________________
Title: CFO

Class A Preferred Shares: 8,750

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043497

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

JLF OFFSHORE FUND, LTD.
[Print Name of Investor]

Amount Invested: $

[Signature]

Note Principal: $1,599,440

Class A Preferred Shares: 56,000

Name: [signature]
Title: CFO

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

MLR CAPITAL OFFSHORE MASTER FUND, LTD.
[Print Name of Investor]

[Signature]

Name: Ryan Rapp
Title: Partner & Portfolio Manager

Amount Invested: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **98-0490945**

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

KATA, LTD.
[Print Name of Investor]

Ryan Rapp
[Signature]

Amount Invested: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Name: Ryan Rapp
Title: partner + Portfolio Manager

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **20-8132048**

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

CHARDAN SPAC ASSET MANAGEMENT LLC
By SSJK Management, LLC

[Signature]

Name: Steven Oliveira
Title: Managing Member

Address:
18 Fieldstone Ct.
New York, NY 10956
Fax No.: **(845) 709-6065**
Taxpayer ID# (if applicable): **26-2026583**

Amount Invested: $1,500,000

Note Principal: $1,499,475

Class A Preferred Shares: 52,500

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

XEL INC.
[Print Name of Investor]

[Signature]

Name: Alexander Pomper
Title:

Amount Invested: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
19 Janes Lane
Lloyd Harbor, New York
Fax No.: **(631) 425-2722**
Email: **darllexx@aol.com**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

BRIO CAPITAL L.P.
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Name: SHAYE HIRSCH______________
Title: MANAGER OF THE GENERAL PARTNER__________________

Class A Preferred Shares: 8,750

Address:
401 East 34th Street, Suite 33C
New York, New York 10016
Fax No.: **(646) 390-2158**
Email: **shaye@briocapital.com**
Taxpayer ID# (if applicable): **74-3155216**

**OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT**

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

BEECHWOOD CAPITAL GROUP L.L.C.
[Print Name of Investor]

Amount Invested: $750,000

____
[Signature]

Note Principal: $749,737.50

Class A Preferred Shares: 26,250

Name:______________________________
Title:______________________________

Address:
1 Beechwood Drive
Lawrence, New York 11559
Fax No.: **(516) 371-1517**
Email: **mmfeuer@gmail.com**
Taxpayer ID# (if applicable): **26-2690918**

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

DIAMOND STREET EQUITIES LLC
[Print Name of Investor]

[signature]
[Signature]

Name: MEL LIFSHITZ
Title: MEMBER

Mailing Address:
DIAMOND STREET EQUITIES LLC
10 EAST 40TH STREET 22ND FLR
NY NY 10016
(City, State and Zip)

[Name of Co-Investor, if applicable]

[Signature]

Name:
Title:

Telephone No.: 212-779-1414
Facsimile No: 212-779-3218
Email Address: LIFSHITZ@BGRWLIEB.COM

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

EZRA BIRNBAUM
[Print Name of Investor]

[Signature]

Name: EZRA BIRNBAUM
Title: __________

Mailing Address:
EZRA BIRNBAUM
25 ROSALIND PLACE
LAWRENCE NY 11559
(City, State and Zip)

____
[Name of Co-Investor, if applicable]

____
[Signature]

Name: __________
Title: __________

Telephone No.: 212 842-9711
Facsimile No: 212 217-0855
Email Address: EZRA@EZRABIRNBAUM.COM

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

CHINA PRIVATE EQUITY PARTNERS CO. LTD.
[Print Name of Investor]

[Signature]

Name: Edward James Hahn
Title: Director

Address:
P.O. Box 735
Alpine, New Jersey 07620
Fax No.: **(201) 750-9375**
Taxpayer ID# (if applicable):

Amount Invested: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

OMNIBUS INVESTOR SIGNATURE PAGE TO
COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

Bantry Bay Ventures, LLC
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name: Eric M. Zachs
Title: Managing Member

Class A Preferred Shares: 8,750

Address:
40 Woodland Street
Hartford, CT 06105
Fax No.: **(860) 727-5780**
Email: **ezachs@bbvllc.com**
Taxpayer ID# (if applicable): **06-1541171**

OMNIBUS INVESTOR SIGNATURE PAGE TO COLLATERAL AGENT AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Collateral Agent Agreement to which this signature page is attached and agrees to be bound by the Collateral Agent Agreement on the date set forth on the first page of the Collateral Agent Agreement. This counterpart signature page, together with all counterparts of the Collateral Agent Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Collateral Agent Agreement.

MOSHE ROSENFELD
[Print Name of Investor]

Moshe Rosenfeld
[Signature]

Name: Moshe Rosenfeld
Title: C.E.O of Olam Hamizrohim

Amount Invested: $100,000

Note Principal: $ 99,965

Class A Preferred Shares: 3,500

Address:
Mishkelov 22 Street
Har Nof, Israel
Fax No.: **02-5380405**
Email: **lorial@012.net.il**
Taxpayer ID# (if applicable): **000-20-5690**

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be duly executed as of the date first written above.

COLLATERAL AGENTS, LLC

By: ______________________
Name: Robert Schechter
Title: CEO

SCHEDULE A TO COLLATERAL AGENT AGREEMENT

INVESTORS	PURCHASE PRICE	NOTE PRINCIPAL	CLASS A PREFERRED SHARES
South Ferry #2 LP One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	$5,050,000.00	$5,048,232.50	176,750
Aaron Wolfson One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	$500,000.00	$499,825.00	17,500
Eliezer Levitin One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	$350,000.00	$349,877.50	12,250
Globis Capital Partners, L.P. 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	$1,500,000.00	$1,499,475.00	52,500
Globis Overseas Fund Ltd. 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	$250,000.00	$249,912.50	8,750
Globis International Investments LLC 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	$500,000.00	$499,825.00	17,500
Atlas Master Fund, Ltd. c/o Balyasny Asset Management LP 135 East 57th Street, 27th Floor New York, NY 10022 Fax No.: (212) 801-2301	$3,000,000.00	$2,998,950.00	105,000
BDS Capital Fund I, LLC 80 Cuttermill Road, Suite 201 Great Neck, New York 11201 Fax No.: (516) 482-5404	$1,250,000.00	$1,249,562.50	43,750
Platinum Partners Value Arbitrage, LP c/o CIBC Bank and Trust Company (Cayman) Limited 11 Dr. Roy's Drive, George Town Grand Cayman, Cayman Islands Fax No.: (212) 582-2424	$5,000,000.00	$4,998,250.00	175,000

INVESTORS	PURCHASE PRICE	NOTE PRINCIPAL	CLASS A PREFERRED SHARES
Nicole Kubin c/o Sapphire Venture Partners 680 Fifth Avenue, 9th Floor New York, NY 10019 Fax No.: (212) 931-5206	$250,000.00	$249,912.50	8,750
Alpha Capital Anstalt Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196	$1,000,000.00	$999,650.00	35,000
AME Capital Group 45 Broadway, 24th Floor New York, New York 10004 Fax No.: (646) 723-3777	$250,000.00	$249,912.50	8,750
Camelm Company 45 Broadway, 24th Floor New York, New York 10004 Fax No.: (646) 723-3777	$250,000.00	$249,912.50	8,750
JLF Partners I, LP JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	$1,150,000.00	$1,149,598.00	40,250
JLF Partners II, LP JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	$250,000.00	$249,912.50	8,750
JLF Offshore Fund, Ltd. JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	$1,600,000.00	$1,599,440.00	56,000
MLR Capital Offshore Master Fund Ltd. c/o MLR Capital Management, LLC 909 Third Avenue, Suite 2918 New York, NY 10022 Fax No.: (212) 350-4044	$1,000,000.00	$999,650.00	35,000
KATA, Ltd. c/o MLR Capital Management, LLC 909 Third Avenue, Suite 2918 New York, NY 10022 Fax No.: (212) 350-4044	$1,000,000.00	$999,650.00	35,000

INVESTORS	PURCHASE PRICE	NOTE PRINCIPAL	CLASS A PREFERRED SHARES
Chardan SPAC Asset Management LLC 18 Fieldstone Ct. New York, NY 10956 Fax No.: (845) 709-6065	$1,500,000.00	$1,499,475.00	52,500
XEL Inc. 19 Janes Lane Lloyd Harbor, New York Fax No.: (631) 425-2722	$250,000.00	$249,912.50	8,750
Brio Capital L.P. 401 East 34th Street, Suite 33C New York, New York 10016 Fax No.: (646) 390-2158	$250,000.00	$249,912.50	8,750
Beechwood Capital Group L.L.C. 1 Beechwood Drive Lawrence, New York 11559 Fax No.: (516) 371-1517	$750,000.00	$749,737.50	26,250
Diamond Street Equities LLC 10 East 40th Street, 22nd Floor New York, NY 10016 Fax: (212) 779-3218	$250,000.00	$249,912.50	8,750
Ezra Birnbaum 25 Rosalind Place Lawrence, NY 11559 Fax: (212) 217-0855	$250,000.00	$249,912.50	8,750
China Private Equity Partners Co. Ltd. P.O. Box 735 Alpine, New Jersey 07620 Fax No.: (201) 750-9375	$250,000.00.	$249,912.50	8,750
Bantry Bay Ventures, LLC 40 Woodland Street Hartford, CT 06105 Fax: (860) 727-5780	$250,000.00.	$249,912.50	8,750
Moshe Rosenfeld Mishkelov 22 Street Har Nof, Israel Fax: 02-5380405	$100,000.00	$99,965.00	3,500
TOTALS	**$28,000,000.00**	**$27,990,200.00**	**980,000**